SUBSCRIPTION AGREEMENT

September 29, 2006

To the Board of Directors of
Advanced Technology Acquisition Corp.

Gentlemen:

The undersigned, [___________], hereby subscribes for and agrees to purchase [___________] warrants (“Founder Warrants”), each to purchase one share of common stock, of Advanced Technology Acquisition Corp. (the “Corporation”), at $1.00 per Insider Warrant for an aggregate purchase price of [___________] (the “Purchase Price”). The purchase and issuance of the Founder Warrants shall occur simultaneously with the consummation of the Corporation’s initial public offering of securities (“IPO”). The Founder Warrants will be sold to the undersigned on a private placement basis and not as part of the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Proskauer Rose LLP to hold until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, Proskauer Rose LLP shall deposit the Purchase Price into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public stockholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company. In the event that the IPO is not consummated, Proskauer Rose LLP shall return the Purchase Price to the undersigned, without interest or deduction.

The undersigned represents and warrants that it has been advised that the Founder Warrants have not been registered under the Securities Act; that it is acquiring the Founder Warrants for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Founder Warrants in violation of the securities laws of the United States; that it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that it is familiar with the proposed business, management, financial condition and affairs of the Corporation.

Moreover, the undersigned agrees that it shall not sell or transfer the Founder Warrants or any underlying securities (collectively, “Insider Securities”) until after the Corporation consummates a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination with a technology or technology-related business that has operations or facilities located in Israel, or that intends to establish operations or facilities in Israel, such as research and development, manufacturing or executive offices, following our initial business combination (“Business Combination”) and acknowledges that the certificates for such Founder Warrants shall contain a legend indicating such restriction on transferability. Additionally, the undersigned hereby waives, with respect to the Insider Securities, any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the Trust Fund and any remaining net assets of the Corporation as a result of the liquidation of the Company with respect to the Founder Warrants and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

At any time and from time to time, with respect to the Founder Warrants, so long as such warrants are held by [_______] or its affiliates, the holder of such warrants may pay the exercise price by surrendering its warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common Stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “Fair Market Value” (defined below) by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the common stock for the five trading days ending on the trading day prior to the date on which the warrants are exercised.

The undersigned agrees not to seek recourse against the Trust Account for any reason whatsoever in connection with his, her or its purchase of the Founder Warrants or any Claim that may arise now or in the future.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOWS]

Very truly yours,

By:
Name:
Title:

Agreed To and Accepted By:

ADVANCED TECHNOLOGY ACQUISITION CORP.

By:
Name:
Title:

PROSKAUER ROSE LLP

By:
Name: Brian B. Margolis
Title: Partner

[Signature Page to Subscription Agreement]